UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2006 (November 29, 2005)
Date of Report (Date of earliest event reported)

MFC DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

271 North Avenue, Suite 520
New Rochelle, NY 10801

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (914) 636-3432

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by MFC Development Corp. (“MFC”, the “Company” or the “Registrant”) in a Current Report on Form 8-K dated November 29, 2005 and filed with the Securities and Exchange Commission on December 5, 2005, the Company completed the acquisition of all the issued and outstanding shares of common stock of Worldwide Excellence, Inc.,, a Delaware corporation (“WWE”), in accordance with the provisions of a certain Acquisition Agreement dated as of July 29, 2005 among the Company, WWE, and WWE’s stockholders.

The financial statements of WWE and the pro forma financial information of the Company required under Item 9.01 of this amended report are filed as Exhibits 99.1 and 99.2, respectively, to this amended report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The audited and unaudited combined financial statements of WWE are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information:

The unaudited pro forma financial information for the Company and its subsidiaries is filed as Exhibit 99.2 to this report and incorporated herein by reference.

 (d) Exhibits:

Exhibit Number	Description
99.1	Combined financial Statements of WWE
99.2	Pro forma financial information for the Company and its subsidiaries

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MFC DEVELOPMENT CORP.

February 13, 2006	/s/ VICTOR BRODSKY
Victor Brodsky
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)